STATE OF LOUISIANA
                          PARISH OF JEFFERSON

LANDLORD THIS LEASE AGREEMENT made and entered into on this 29th day of February, 2000, between STEWART BUILDING ENTERPRISE, L.L.C., whose address for purposes hereof is 110 Veterans Boulevard, Metairie, Louisiana 70005 (hereinafter called "Landlord"), and

TENANT STEWART ENTERPRISES, INC. whose address for purposes hereof is 110 Veterans Boulevard, Suite 500, Metairie, Louisiana 70005 (hereinafter called "Tenant"):

                    WITNESSETH:

LEASED              1.  Subject  to,  and  upon  the  terms, provisions and
PREMISES            conditions   hereinafter   set   forth,   and  each  in
                    consideration of the duties, covenants, and obligations
                    of  the  other  hereunder,  Landlord does hereby lease,
                    demise, and let to Tenant, and Tenant does hereby lease
                    from Landlord  those certain  premises ("the Premises")
                    on  the  1st,  4th  and  5th floors in a five (5) story
                    office  building  ("the  Building")  known  as  STEWART
                    BUILDING,   located   on   Square  63-A, Metairieville,
                    Jefferson   Parish,  Louisiana,  bounded  by   Veterans
                    Memorial  Boulevard,  Lake  Avenue,  Paris  Avenue  and
                    Pontchartrain   Levee   District   Right-of-Way,   such
                    Premises being more particularly reflected on the floor
                    plans   attached,   all   shown  as  Exhibit  "A",  and
                    stipulated to contain approximately 860 square feet of rentable area (RSF) on the ground floor, 18,264 RSF on the 4th floor and 21,485 RSF on the 5th floor.

TERM 2. Subject to and upon the terms and conditions set forth herein, or in any Exhibit or Addendum hereto, this Lease for the 5th floor space will continue in force for a term of sixty (60) months commencing October 1, 1999; the lease for the 4th floor and ground floor will continue in force for a term of twelve (12) months commending October 1, 1999, unless extended further by written agreement. In the event the Building should not be ready for occupancy by said commencement date for any reason, Landlord shall not be liable or responsible for any claims, damages, or liabilities in connection therewith or by any reason thereof. This Lease shall be effective from the time that possession of the Premises is given to Tenant or the Premises are ready for occupancy by Tenant, whichever shall occur first, which date shall be the date of commencement of the term of said Lease. In such event, rental under said Lease shall not commence until said

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                    revised commencement  date, and the stated term in said
                    Lease shall thereupon commence and the expiration date shall be extended so as to give effect to the full stated term. Should the term of this Lease commence on a date other than that specified in this paragraph, Landlord and Tenant will, at the request of either, execute a declaration specifying the beginning date of the term of said Lease.

USE 3. The Premises are to be used and occupied by Tenant solely for the purposes of office space. Tenant agrees not to occupy or use, or permit any portion of the Premises to be occupied or used for any business or purpose which is unlawful, disreputable or deemed to be extra-hazardous, or permit anything to be done which would in any way increase the rate of fire insurance coverage on said Building and/or its contents.

BASE RENTAL         4.   Tenant  agrees  to pay to Landlord as Base Rental,
                    without  deduction  or  setoff,  the  monthly  sum   of
                    $26,856.25  for  the 5th floor  and  $25,498.67 for the
                    4th   and  ground  floors,  for  a total of  $52,354.92
                    monthly, all payable in advance on the first day of each month. If the term of this Lease as heretofore established commences on other than the first day of the month or terminates on other than the last day of the month, then the installment of Base Rental for such month or months shall be pro-rated and the installment or installments so pro-rated shall be paid in advance.
                    All past due installments of rent shall bear interest at the maximum allowable rate from date due until paid.

RENTABLE            5.   The   Rentable   Area   for   a   full   floor  of
AREA                the   Building  shall   be   the  area  bounded  by the
                    exterior  Building   walls  (measured  to  the interior
                    surface   of   the   glass  windows) excluding the area
                    used  for  Building   stairs, vertical ducts,  elevator
                    shafts,  flues,  vents,  stacks  and  pipe  shafts  but
                    including   the   area   used  for   elevator  lobbies,
                    building   lobbies,   corridors,   special   stairways,
                    restrooms, mechanical rooms, telephone rooms,  and  the
                    structural  columns  of  the Building and all  vertical
                    penetrations  for  the  special  use  of  Tenant.   The
                    Rentable   Area   for   the   Premises   shall  be  the
                    total  Rentable  Area  calculated  for   the  floor  or
                    floors  to  be  occupied  by  Tenant  or  where  only a
                    portion   of   a   floor   is   to   be   occupied, the
                    Rentable  Area  for  the  Premises shall  be  the  area
                    calculated   within   the  boundaries   defined  by any
                    exterior   Building   walls   bounding   the   Premises
                    (measured to the interior surface of the glass windows),
                    the   center   line  of  any  common  walls  separating
                    the  Premises  from  area  leased  or  to be  leased to
                    other Tenants and  the exterior of any walls separating
                    the   Premises  from  any  public  corridors  or  other

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                    public  or  common  areas  on  such  floor  plus a pro-
                    rata portion  of  the  area  used for elevator lobbies,
                    building  lobbies,  corridors,  restrooms,   mechanical
                    rooms and telephone rooms.

ADJUSTMENT          6. Landlord's total cost of operating the Building  for
OF RENT             the  Base  Year  shall   be   assigned  a  value  equal
                    to  the Building's total cost of operation, hereinafter
                    defined  as  Provision  7  of  this  Lease.   Base year
                    shall  be  defined  as  the full calendar year in which
                    commencement  date   of   this  Lease occurs.   In  the
                    event Landlord's costs of operating the Building for the first full calendar year after the Base Year, or any subsequent calendar year, shall exceed Landlord's cost of operating the Building for the Base Year, Tenant shall pay to Landlord as additional rent for such succeeding calendar year after the Base Year, or such subsequent calendar year, as the case may be, Tenant's proportionate share in the increase of such operating costs.

                    The proportionate share to be paid by Tenant is the percentage which the rentable square feet of its Leased Premises bears to the total rentable square feet contained in the Building, which is hereby defined as 128,687 square feet, of which the Leased Premises are a part.

                    For each calendar year during the term of the Lease subsequent to the Base Year, Landlord shall provide Tenant a comparison of the Base Year costs and the projected costs for the current year on or about January 15 of such current year. If the current costs are projected to be greater than the Base Year costs,
                    Tenant shall pay as additional rent each month, commencing the month following receipt of such projection, one-twelfth (1/12th) of Tenant's Proportionate Share of Landlord's Total Additional Costs of Operation, plus the retroactive amount due from the first (1st) day of the current year through the month preceding the month the proportionate share is due.

                    On or about March 15 of each year during the term of this Lease, Landlord shall also furnish Tenant an itemized statement in reasonable detail of Landlord's actual Total Cost of Operation for the preceding calendar year. Landlord's actual
                    Total Cost of Operation for such calendar year shall be adjusted to reflect what said costs would have been if Building had been 100% occupied. Tenant shall be credited with prior projected costs received by Landlord. If credits to Tenant exceed Tenant's Proportionate Share of Landlord's Total Additional Cost of Operation, Tenant shall receive from Landlord a check in the amount of overpayment. In

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                    the event that actual costs exceed any prior payment by
                    Tenant  of   projected   costs,  Tenant  shall,  within
                    fifteen (15) days after receipt of said statement, pay to Landlord the amount of underpayment.

                    Any additional rent paid pursuant to this paragraph shall be deemed original rent, affording Landlord all privileges pertaining to the enforcement and collection of rents hereunder.

OPERATING           7.  The   phrase   "Total  Cost  of Operation", as used
EXPENSES            herein,   shall   mean   all   expenses,   costs,   and
DEFINED             disbursements of every kind and  nature which Landlord,
                    or its  agents, shall  pay  or  become obligated to pay
                    in connection with the operation, service, maintenance,
                    ownership  and/or  repair  of the Building, to  include
                    exterior  parking area, and  landscaping, determined in
                    accordance   with    generally    accepted   accounting
                    principles, including by way of example, but not by way of limitation, the following:

                         a) wages and salaries of all employees engaged in the operation and maintenance of the Building; employer's Social Security taxes, unemployment taxes or insurance, and other taxes which may be levied on such wages and salaries; the cost of disability and hospital insurance and pension or retirement benefits for such employees and other benefits relating to the cost of all labor;

                         b) cost of all supplies, materials and tools used in the operation, maintenance and security of the Building;

                         c) cost of all utilities for the Building, exterior parking area, and landscaping including water, power, heat, light, air conditioning and ventilation;

                         d) cost of all management fees, and maintenance and service agreements, including but not limited to, equipment, security, window cleaning and elevator maintenance;

                         e) cost of insurance  applicable  to  Building and
                         Land  and   Landlord's  personal property  used in
                         connection therewith;

                         f) cost of repairs, replacements and general maintenance, exclusive of expenses for alterations attributable solely to specific Tenants of the Building, but including a reasonable amortization charge on account of any capital expenditure incurred to effect a reduction in the other Operating Expenses of the Building;

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                         g)  all  taxes  and  assessments  and governmental
                         charges,   whether   federal,   state,  parish  or
                         municipal, and any other taxes and assessments attributable to the Land and Building or its operations, excluding, however, federal, state and parish taxes on income;

                         h) costs of all janitorial and other services;

                         i) costs of any and all licenses, permits and inspection fees or assessments;

                         j) in the event that during the term hereof, a tax is placed on or assessed against rentals or receipts  per  se  from  the  Premises,  the  Base
                         Rental shall be increased immediately by the amount of such tax.

SERVICES TO              8.  Landlord covenants and agrees with Tenant:
BE FURNISHED
BY LANDLORD              a)  To  furnish  the electricity,  gas  and  water
                         utilized  in  operating  any  and  all  facilities
                         serving the Premises, except as otherwise provided
                         herein;   routine   maintenance;   painting,   and
                         electric lighting service for all public areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be standard.

                         b)  To   furnish   Tenant,   while   occupying the
                         Premises:

                              (i) Water at those points of supply provided for general use of Tenants in the Building; Central Heat and Air Conditioning in season, and at such times as Landlord normally furnishes these services to other Tenants in the Building (see Exhibit "B"), and at such temperatures and in such amounts as are considered by Landlord to be standard and subject to Government regulations, laws, edicts, etc. Landlord will furnish janitorial service as set forth in Exhibit "D".

                              (ii) Proper electric facilities and electricity for normal lighting and typewriter, voice writers, recording equipment, calculating machines and other machines of similar low electrical consumption; provided, however, that Tenant shall bear the utility costs occasioned by lighting in excess of

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                              Building Standard as specified in Exhibit "C"
                              attached hereto, and electro-data processing machines, computers, duplicating equipment,
                              and similar  machines  of   high   electrical
                              consumption,   including    additional    air
                              conditioning and wiring costs attributable thereto.

                         c) To furnish Tenant, free of charge, with two (2) keys for each corridor door entering the Premises, and additional keys will be furnished at a reasonable charge by Landlord on an order signed by Tenant or Tenant's authorized representative. All such keys shall remain the property of Landlord. No additional locks shall be allowed on any door of the Premises, and Tenant shall not make nor permit to be made, any duplicate keys, except those furnished by Landlord. Upon termination of this Lease, Tenant shall surrender to Landlord all keys of the Premises, and give to Landlord the explanation of the combinations of all locks for safes, safe cabinets, and vault doors, if any, in the Premises.

                         d) Landlord will provide operatorless automatic passenger elevator service in common with Landlord and other tenants daily during standard Building operating hours as set forth in Exhibit "B", and daily freight elevator service in common with Landlord and other tenants at reasonable hours to be determined by Landlord.

                         e) Landlord shall use its best efforts to maintain customary building security and to control access to the Building, including control of access to the truck loading area and service elevator, but Landlord shall not be liable to Tenant for losses due to theft or burglary, or for damages done by unauthorized persons on the Premises unless due to Landlord's willful act.

                    Landlord does not warrant that any defined service will be free from interruptions resulting from repairs, renewals, improvements, changes of service, alterations, strikes, lockouts, labor controversies, accidents, inability to obtain fuel, steam, water or supplies or other causes beyond the reasonable control of Landlord. Should any of the equipment or machinery breakdown, or for any reason cease to function properly, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for rebate of rent or damages  on  account of  any  interruptions  in

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                    service  occasioned  thereby  or  resulting  therefrom.
                    Failure  by   Landlord   to any extent to furnish these
                    defined services, or any cessation thereof, shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant, nor work abatement of rent, nor
                    relieve   Tenant   from  fulfillment of any covenant or
                    agreement hereof.

PEACEFUL            9.  Tenant shall, and  may  peacefully  have, hold, and
ENJOYMENT           enjoy   the   Premises,  subject  to  the  other  terms
                    hereof, provided that Tenant pays the rental herein and has complied with all of Tenant's covenants and agreements herein contained.

INITIAL PREMISES    10.  In preparing the Premises for occupancy by Tenant,
CONSTRUCTION        Landlord  at  its expense will furnish  and  install  a
                    completed shell  of  Building,  including:   all common
                    areas,  and  the  common  area  side of Tenant demising
                    walls where required, the inside  surface  of the solid
                    portion  of the exterior curtain wall, and, as  further
                    described  in  Exhibit  "C",  heating, ventilating, air
                    conditioning,  ceiling  grid, ceiling  tile  and  light
                    fixtures.  The  Premises  described   herein  shall  be
                    accepted by Tenant "as is" and Landlord shall have no further obligation for any leasehold improvements.

                    11.  Tenant covenants and agrees with Landlord:
PAYMENTS BY              a) To pay all rent and sums provided to be paid to
TENANT                   Landlord hereunder at the times in a manner herein
                         provided, time being of the essence.

REPAIRS BY               b) Unless  otherwise  expressly stipulated herein,
LANDLORD                 Landlord   shall  not  be  required  to  make  any
                         improvements  or  repairs of any kind or character
                         on the Premises during  the term(s) of this Lease,
                         except such repairs to the roof, exterior building
                         walls and slabs, and common areas of the Building,
                         including  lighting,  electrical,   heating,   air
                         conditioning, ventilation, elevator, and plumbing equipment as may be necessary to keep them in serviceable condition. Landlord's obligation for maintenance of items other than building standard items and maintenance of items other than building standard will be performed by Landlord only upon Tenant's request and at Tenant's expense.

REPAIRS BY               c) To pay to Landlord as additional rent hereunder,
TENANT                   the cost of  repairing or replacing any damage  or
                         injury  done to  the Building, or the Premises, or
                         any part thereof, or equipment contained  therein,
                         caused  by  Tenant  or Tenant's agents, employees,
                         invitees  or   visitors,  or   relating   in   any

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                         way  to  the  presence  on  the  premises  of  any
                         machinery, equipment or other property which is in the care, custody or control of any of the aforesaid parties, whether or not said damage or injury is the result of any vice or defect in said machinery, equipment or property; failure to pay any such costs within thirty (30) days of being billed therefore shall be an event of default
                         for  nonpayment  of  rent   hereunder,  for  which
                         Landlord may have all the remedies provided herein and by law.

WASTE AND                d)  Not to commit or allow any waste or  damage to
DAMAGE:                  be committed on any portion of the  Premises,  and
SURRENDER                at  the  termination  of  this Lease, by  lapse of
OF PREMISES              time  or  otherwise,  to deliver said  Premises to
                         Landlord in as good condition as at date of possession by Tenant, ordinary wear and tear excepted, and upon such termination of this Lease, Landlord shall have the right to re-enter and resume possession of the Premises.

ASSIGNMENT               e)  Not   to   assign   this   Lease or sublet the
OR SUBLEASE              Premises or  any  part thereof without the written
                         consent   of   Landlord,   which   shall   not  be
                         unreasonably withheld.  In no event shall any such
                         Assignment  or  Sublease  ever release Tenant from
                         any  obligation  hereunder.   In  the event Tenant
                         should desire to so assign or sublet, Tenant shall
                         give  Landlord  written  notice  of  same  and all
                         details of  such  proposal,  at least  thirty (30)
                         days  in  advance  of  the  date  of  which Tenant
                         desires to   make  such  Assignment  or  Sublease;
                         Landlord  shall then have a period of fifteen (15)
                         days following receipt of such notice,  with which
                         to   notify   Tenant  of  Landlord's  approval  or
                         disapproval   of   such   proposal.   In the event
                         Landlord  does  not  respond  to  Tenant's  notice
                         within such fifteen (15) day period, Landlord will
                         be deemed to have approved same.  In the event  of
                         such  Sublease  or  Assignment,  Sub-Tenant's   or
                         Assignee's business shall be in accordance with the use set forth in this Lease, and shall assume all of the obligations of this Lease. A duplicate original of said Sub-Lease or Assignment (and any amendments thereto) shall be delivered to Landlord with five (5) days of its execution. In the event of any such Sub-Lease or Assignment, any increase in the base rentals paid by Sub-Tenant or Assignee in excess of that paid by Tenant to Landlord shall be shared equally between Tenant and Landlord, and Landlord's share shall be considered as rents due under its primary Lease.

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ALTERATIONS              f)  Not to permit the Premises to be used for  any
ADDITIONS                purpose other than that stated in the Provision  3
IMPROVEMENTS             hereof,   or   make   or  allow  to  be  made  any
                         alterations, physical additions or improvements in
                         or  to  the  Premises  without first obtaining the
                         written consent of Landlord.  Any and    all  such
                         alterations, physical additions, or improvements, when made to the Premises by Tenant, shall at once become the property of Landlord and shall be surrendered to Landlord upon the termination of this Lease by lapse of time or otherwise; provided, however, this clause shall not apply to movable equipment or furniture owned or leased by Tenant.
                         Tenant agrees specifically that no food, soft drink, or other vending machines or food service facility will be installed within the Premises without prior written consent of Landlord.

LAWS,                    g)  To  comply  with all laws, ordinances, orders,
RULES AND                rules  and regulations (State, Federal,  Municipal
REGULATIONS              or   other   agencies   or   bodies   having   any
OF THE BUILDING          jurisdiction  thereof)  relating   to   the   use,
                         condition  or  occupancy of the Premises.   Tenant
                         will comply with the rules and regulations  of the
                         Building   adopted   by   Landlord  and subject to
                         change from time to time, for the safety, care and
                         cleanliness  of  the Premises and for preservation
                         of good order therein, all of  which will be  sent
                         by  Landlord  to  Tenant  in  writing and shall be
                         thereafter carried out and observed by Tenant. The
                         Rules  and  Regulations  to   apply   when  Lessee
                         occupies  the  Leased  Premises  are  annexed   as
                         Exhibit "B".

ENTRY FOR                h)  To   permit   Landlord   or   its   agents  or
REPAIRS AND              representatives to enter into and upon any part of
INSPECTION               the  Premises at  all  reasonable hours to inspect
                         same,  clean,  or  make  repairs,  alterations  or
                         additions   thereto   and  to  show   Premises  to
                         prospective  new   tenants,  as  Landlord may deem
                         necessary or desirable, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof.

NUISANCE i) To conduct its business and control its agents, employees, invitees and visitors in such manner as not to create any nuisance, or interfere with, annoy or disturb any other Tenant or Landlord in his operation of Building. Tenant shall not obstruct or use the sidewalks, entries, passages, vestibules, halls, elevators, or stairways of the Building for any other purpose than ingress and egress to and from the Premises, or throw or sweep or put anything

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
                         out of the windows or doors, or in the passages or corridors of the Building. If any such breach of this provision is called to Tenant's notice in writing, Tenant shall correct same at once or this Lease may be terminated by Landlord, at Landlord's option.

CONDEMNATION        12.  Landlord and  Tenant mutually  covenant and  agree
                    that  if  the   whole  or  any  part  of  the  Premises
                    shall  be taken by Federal,  State,  Parish,  City,  or
                    other authority for public use, or under any statute or
                    by right  of  eminent  domain  or expropriation, Tenant
                    shall not be entitled to any part of any award that may
                    be made for such taking, nor for  any  damages,  except
                    that  portion  of  any  award or damages paid, which is
                    directly   attributable   to   leasehold   improvements
                    installed and paid for by Tenant.   In  the  event of a
                    partial taking, rent shall be reduced as of the date of
                    such  taking  by  a  percentage equal to the percentage
                    obtained by relating the space taken to the total space
                    leased hereby, and if such taking renders the remainder
                    of  the Premises untenantable  for  Tenant's  purposes,
                    Tenant shall have the option, to be exercised by notice
                    in writing  to  Landlord  within  sixty (60) days after
                    taking,  of terminating this Lease.   Such  termination
                    shall take  place not later than thirty (30) days after
                    receipt of such  notice  by  Landlord.   Landlord shall
                    notify  Tenant in writing within ten (10) days  of  the
                    receipt  of   official   notice   of   commencement  of
                    condemnation proceedings.

LANDLORD NOT        13.    Landlord shall not be liable  or  responsible to
LIABLE              Tenant,  its  employees, invitees, licensees, permitees
                    or  other  for  any  loss  of  any  kind,   damage   or
                    inconvenience to any property or person  occasioned  by
                    theft,  fire,  act  of  God,  public enemy, injunction,
                    riot,  strike,  lack   of  adequate fuel, insurrection,
                    vandalism, sabotage, war, court order, requisition, or order of Government body or authority; or for any loss, damage or inconvenience which may arise through repair or alteration of any part of the Building, failure to make any such repairs, or malfunction or failure of any equipment or Building component.

LIEN FOR            14.  Landlord  shall be entitled only to the Landlord's
RENT                liens provided by law.

ABANDONMENT         15.  In the event the Premises are abandoned by Tenant,
                    Landlord shall have the  right, but not the obligation,
                    to  relet  same  for the remainder of the term provided
                    for  herein;  and  if  the rent received  through  such
                    reletting  does  not  at  least  equal  the  Base  Rent
                    plus  the  additional  rent payable  hereunder,  Tenant
                    shall   pay   and   satisfy   any  deficiency   between
                    the  total   amount  of  the rent so provided  for  and
                    that  received  through  reletting,  and,  in  addition
                    thereto,  shall pay all reasonable expenses incurred in
                    connection with any such reletting, including,  but not
                    limited  to,  the  reasonable   cost   of  advertising,
                    commissions  to  brokers,  leasing  agents  and others,
                    their reasonable  cost  of  renovating,  altering   and
                    decorating for any new occupant.   Nothing herein shall
                    be construed as in any way denying Landlord the right, in the event of abandonment of said Premises or other breach of this Lease by Tenant, to treat the same as an entire breach, and at Landlord's option immediately sue for the entire breach of this Lease and any and all damages which Landlord suffers thereby.

PROPERTY            16.  All  property   remaining   in   the Premises upon
PRESUMED            termination shall  be considered to have been abandoned
ABANDONED           by Tenant and Landlord may  dispose of it in any manner
                    Landlord wishes. Tenant will reimburse Landlord for all costs incurred for disposal together with all costs for repairs required because of removal of all or any such abandoned property.

HOLDING             17.  In  the  event  of holding  over  by Tenant  after
OVER                expiration or termination  of  this Lease  without  the
                    written consent of Landlord, at the option of Landlord,
                    Tenant shall pay as liquidated damages  an amount equal
                    to  double  the  sum  of  the  Base  Rental  plus   any
                    adjustments   provided   for  herein,  for  the  entire
                    holdover period. No holding over by Tenant after the term of this Lease shall operate to extend the Lease;
                    in the event of any holding over, without the written consent of Landlord, Tenant shall indemnify Landlord against all claims for damage by any other Tenant to whom Landlord may have leased all or any part of the Premises covered by this Lease. Any holding over with the consent of Landlord in writing shall thereafter reconduct this lease from month-to-month.

FIRE ON             18.  In the event  of  a  fire on  the Premises, Tenant
PREMISES            shall immediately  give  notice  thereof  to  Landlord.
                    If the Premises, through no fault or neglect of Tenant,
                    its agents, employees, invitees  or  visitors, shall be
                    partially destroyed by fire or other casualty  so as to
                    render  the  Premises  untenantable,  the rental herein
                    shall abate thereafter until such time as the partially
                    destroyed Premises are made tenantable by Landlord.  In
                    the  event  of  the  total destruction of the  Premises
                    without  fault  or  neglect   of  Tenant,  its  agents,
                    employees, invitees or visitors,  or if from such cause
                    the same shall be so damaged that Landlord shall decide
                    not  to  rebuild, then  all  rent, rent  adjustments or
                    any  other   sums   owed   up   to  the  time  of  such
                    destruction or termination  shall be paid by Tenant and
                    thenceforth   this   Lease shall cease and  come  to an
                    end, without any residual obligation on the part of either Landlord or Tenant. Landlord shall act in good faith to make a speedy determination as to whether or not to rebuild.

ATTORNEY'S FEES     19.  In the event Tenant defaults in the performance of
                    any of the terms, covenants,  agreements  or conditions
                    contained  in  this  Lease,  and  Landlord  places  the
                    enforcement of this Lease, or any part thereof,  or the
                    collection of any rent due, or to become due hereunder,
                    or  recovery  of  the possession of the Premises in the
                    hand of an attorney,  or  files  suit  upon  the  same,
                    Tenant   agrees   to  pay  reasonable  attorney's  fees
                    incurred by Landlord.

ALTERATION          20.  This  Lease  may   not   be   altered,  changed or
                    amended, except by an instrument in writing, signed by both parties hereto.

ASSIGNMENT          21.  Landlord  shall  have  the  right  to transfer and
BY LANDLORD         assign, in whole or  in  part,  all of  the  Landlord's
                    rights and obligations hereunder, as well as the Building and property referred to herein, and in such event the transferor or assignor shall have no further liability or obligation hereunder.

DEFAULT             22. Default on the part of Tenant in paying rent or any
BY TENANT           installment thereof, as provided herein shall authorize
                    Landlord, at its option, at any time after such default has continued for a period of twenty (20) days and without prior notice to declare this Lease terminated;
                    or default on the part of Tenant in keeping or performing any other term, covenant or condition of this Lease shall authorize Landlord, at its option, at any time such default has continued for a period of twenty (20) days after being put on notice by Landlord, and without any other additional or subsequent notice to Tenant, to declare this Lease terminated; and upon declaring any one or more of such defaults, Landlord immediately, or at any time thereafter, may re-enter said Premises and remove all persons therefrom with or without legal process, and without prejudice to any of its other legal rights, and all claims for damages by reason of such re-entry and expressly waived, as also are claims for damages by reason of any eviction proceedings or proceedings by way of sequestration or other legal proceeding which Landlord may employ to recover said rents or possession of said Premises.

NON-WAIVER          23.   Failure  of  Landlord  to  declare  any   default
                    immediately   upon   occurrence   thereof,   or   delay
                    in   taking   any    action  in  connection  therewith,
                    shall   not    waive   such   default,   but   Landlord
                    shall  have   the    right    to    declare   any  such
                    default   at   any   time   and take  such   action  as
                    might be lawful or authorized hereunder, either in law or in equity. No custom or practice followed in connection with this Lease shall constitute a waiver of Tenant's obligations under this Lease. Time is of the essence with respect to the performance of every obligation of Tenant under this Lease in which time of performance is a factor.

INDEMNITY           24.    Tenant   shall   indemnify   and  hold Landlord,
                    its  agents, servants and  employees harmless  from and
                    against   any   and   all   claims,   damages,  losses,
                    expenses and any other costs (including but not limited
                    to attorney's fees) resulting  from  or  arising out of
                    any  and  all  injuries  to  or death of any person  or
                    damage to any property or other loss caused in whole or
                    in part by any act, omission,  negligence or neglect of
                    Tenant   or   Tenant's  officers,  directors,   agents,
                    employees,  invitees   or   visitors,  or  any  parties
                    contracting with Tenant relating to the Premises, or relating in any way to the presence on the premises of any machinery, equipment, or other property which is in the care, custody, or control of any of the aforesaid parties, whether or not said damage or injury is the result of any vice or defect in said machinery, equipment or property.

                    Tenant, at its sole expense, is required to carry and maintain, at all times during physical occupancy and the terms of this Lease, general public liability insurance against claims for bodily injury and death occurring in, on, or about the Premises or the Building with limitations of not less than $1,000,000.00 for any one person injured in any one accident, and not less than $1,000,000.00 for more than one person injured in any one accident and not less than $1,000,000.00 for property damage per accident covering any accidents for which Tenant is legally liable with a responsible insurance company, qualified to do business in the State of Louisiana; copy of certificates of insurance, naming Landlord as an additional insured, to be furnished to Landlord prior to physical occupancy.

SUBORDINATION       25.  At  the  option   of   the  Landlord or Landlord's
                    mortgagee, Tenant agrees  to  subordinate this Lease to
                    any  mortgage or encumbrance which  Landlord  may  have
                    placed,  or  may  hereafter  place,  on the Premises or
                    Building.   Tenant  agrees to execute, on  demand,  any
                    instrument which may be deemed necessary or desirable to render such mortgage or encumbrance, whichever is made, superior and prior to this Lease.

                    At Landlord's request, Tenant will also execute an estoppel certificate or three-party agreement certifying to such facts and agreeing to such notice provisions in other matters as may be reasonably required.

BANKRUPTCY          26.  If voluntary bankruptcy proceedings are instituted
BY TENANT           by Tenant, or if Tenant is  adjudged  a bankrupt, or if
                    Tenant  makes  an  assignment  for the benefit  of  its
                    creditors, or if a writ of execution  is issued against
                    it,  or if the interest of Tenant hereunder  passes  by
                    operation  of law to any person other than Tenant or if
                    any  other voluntary  or  involuntary  proceedings  are
                    instituted by or against Tenant under any bankruptcy or
                    similar   laws,  unless  the  occurrence  of  any  such
                    involuntary receivership or proceeding is cured by the same being dismissed or stayed within sixty (60) days thereafter, or the failure of Tenant to discharge any judgment against Tenant within sixty (60) days after such judgment becomes definitive, this Lease may, at the option of the Landlord, be terminated by notice mailed by registered or certified mail and addressed to Tenant.

HAZARD              27.   Landlord  shall  not  be obligated  to insure any
INSURANCE           furniture,  equipment,  machinery  goods,  supplies  or
                    other  property  which  Tenant  may  bring  or   obtain
                    upon the Premises, or any additional improvements which
                    Tenant may  construct thereon.   If the annual premiums
                    charged Landlord exceed the standard premium rates because of the nature of Tenant's operation results in additional exposure, then Tenant shall, upon receipt of appropriate premium invoices, reimburse Landlord for such increases in such Premiums as additional rent hereunder. Likewise, if any improvements are made by Tenant in the Premises in excess of the building standard improvements (a) an increase in the AD VALOREM taxes assessed against the Building by any taxing authority, or (b) an increase in the Premiums on the insurance carried by Landlord on the Building, Tenant will pay any such increase in taxes or premiums to Landlord as additional rent within thirty (30) days after receipt of Landlord's invoice therefore.

WAIVER OF           28.  Anything   in   this   Lease   to   the   contrary
LIABILITY           notwithstanding,  to   the  extent  that  a  Waiver  of
                    Subrogation Clause is obtainable under their respective
                    insurance  policies,  Landlord and  Tenant hereby waive
                    any  and  all  rights  to recovery,  claims, actions or
                    causes of action, against each other, their  respective
                    agents,  officers, or employees, for any loss or damage
                    that  may  occur  to  the Premises, or any improvements
                    thereto, or said Building of which the Premises  are  a
                    part, or  any  improvements  thereto,  or  any personal
                    property  of  Tenant  or Landlord therein, by reason of
                    fire, the  elements, or any other  cause which could be
                    insured against under the terms of   standard  fire and
                    extended coverage insurance policies, regardless of cause or origin.

NAME OF             29. Landlord shall  have  the  right  to name  and from
BUILDING            time to time change the name of the building.

LIGHT, AIR          30.  Neither diminution or shutting off of light and/or
AND VIEW            air and/or view nor any other effect on the Premises by
                    any  structure erected or condition  now  or  hereafter
                    existing  on land adjacent to the Building shall affect
                    this  Lease,   abate  rent,  or  otherwise  impose  any
                    liability on Landlord.

MISCELLANEOUS            31. a)   The  covenant  to pay any additional rent
PROVISIONS               shall survive the termination of this Lease.
                         b) This  Lease  shall be  binding  upon  and inure
                         to  the  benefit  of  the  successors , heirs, and
                         assigns  of  Landlord, and   shall be binding upon
                         and inure to  the  benefit of  Tenant,  its heirs,
                         legal  representatives and   successors,  and,  to
                         the extent assignment may be  approved by Landlord
                         hereunder, Tenant's assigns.
                         c)  All rights and remedies of Landlord under this
                         Lease shall be cumulative and   none shall exclude
                         any  other  rights or remedies allowed by law; and
                         this Lease is declared to be a Louisiana contract,
                         and all of the terms  thereof  shall  be construed
                         according to the laws of the State of Louisiana.
                         d) In the event that there be more than one person
                         named as Tenant herein, each Tenant binds himself,
                         jointly, severally  and  in  solido, with  all the
                         others  for  the  payment  of  the  rent,  and the
                         performance of all of  the  covenants, agreements,
                         stipulations and conditions herein   contained, in
                         accordance with the terms hereof.
                         e)   Each notice required or permitted to be given
                         hereunder  by  one  party or the other shall be in
                         writing with a statement  therein  to  the  effect
                         that notice  is given  pursuant to  this Lease and
                         the same shall be given and  deemed  to  have been
                         delivered,   served   and   given if placed in the
                         United   States   mail,   postage   pre-paid,   by
                         registered   or   certified  mail,  return receipt
                         requested, addressed to the party at the address provided herein.

                         f) The fact that this Lease may have been prepared by either Landlord or Tenant, or by the attorneys for either party, shall not justify the resolving of whatever, if any, doubt there may be against said party.

                         g) Any provision of this Lease prohibited by the laws of any Parish, City, State, Federal or other jurisdiction shall be ineffective to the extent of such prohibition without invalidating the remaining provisions of this Lease.

                         h) Paragraph headings in this Lease are for convenience only, and are not to be construed as a part of this Lease or in any way defining, limiting or simplifying the provisions thereof.

                         i) Landlord shall have the option at anytime during the term of this lease, and any extension thereof, to relocate Tenant's premises at Landlord's expense, to a mutually agreed upon location of similar size and improvement quality and at the same rental rate in the Building or in a Heritage Plaza Building. In such case Landlord shall bear Tenant's reasonable moving costs.

          THUS DONE AND EXECUTED, in multiple originals, on this 29th day of February, 2000 in the presence of the undersigned Notary and two competent witnesses, after the reading of the whole.

LANDLORD:                               TENANT:

STEWART BUILDING ENTERPRISE, L.L.C.     STEWART ENTERPRISES, INC.

By: /S/ John C. McNamara, II            By: /S/ Ronald H. Patron
   ------------------------------          -------------------------
     Authorized Representative             Executive Vice President
                                        ----------------------------
                                        TITLE
WITNESSES:

/S/ Elizabeth Arias                     /S/ Karen A. Helmke
--------------------------------        -----------------------------

/S/ Suzanna M. Alexander                /S/ Chari L. Sandrock
-------------------------------        -----------------------------


                          /S/ Keith Benit
                    --------------------------------
                            NOTARY PUBLIC

FLOOR PLAN                                            EXHIBIT "A"
----------

Not Shown.

RULES AND REGULATIONS                                 EXHIBIT "B"
---------------------

The following rules and regulations, subject to change from time to time, hereby accepted by Tenant, are prescribed by Landlord in order to provide and maintain, to the best of Landlord's ability, orderly, clean, and desirable premises and building for the tenants therein, to assure security for the protection of tenants, so far as reasonably possible, and to regulate conduct in the use of premises and building in such manner as to minimize interference by others in the proper use of premises by Tenant:

     1. Tenant, its agents, servants, and employees shall not block or obstruct any of the entries, passages, doors, elevators, elevator doors, hallways, or stairways of the building, or place, empty or throw any rubbish, litter, trash, or material of any nature into such areas, or permit such areas to be used at any time except for ingress or egress of Tenant, its agents, servants, employees, visitors, or invitees.

     2. The movement of furniture, equipment, merchandise, or materials within, into, or out of the building shall be restricted to time; method and routing of movement as determined by Landlord upon request from Tenant, and Tenant shall assume all liability and risk in such movement. Safes and other heavy equipment shall be moved into premises only with Landlord's written consent and placed where directed by Landlord.

     3. No sign, advertisement or notice shall be displayed, painted or affixed by Tenant, its agents, servants, or employees in or any part of the outside or inside of building or premises. Upon initial move-in Landlord will provide and install, at Landlord's cost, all numerals or letters for Tenant's primary entrance leading to the Premises necessary to identify Tenant, all such letters and numerals shall be in the building standard graphics, and no others shall be used or permitted on the Premises.

     4. Landlord will maintain an alphabetical directory board in ground floor lobby of the Building. Landlord will bear the initial expense for the directory listing providing the name of Tenant as per lease. All other listings and future changes shall be at the expense of Tenant. Landlord reserves the right to make revisions to the directory board from time to time, as may be necessary.

     5. Tenant shall not provide any janitorial or other Building services without prior written consent of Landlord and then in accordance with terms and conditions set forth by Landlord and at Tenant's sole responsibility.

     6. Tenant, its agents, servants, and employees shall not install or operate any refrigerating, heating, or air conditioning apparatus or carry on any mechanical operation or bring into premises or building inflammable fluids or explosives without written permission of Landlord.

     7. Tenant, its agents, servants, or employees shall not use building or premises for housing, lodging or sleeping purposes, or for the cooking or preparation of food without the express consent of Landlord in writing, which shall not be unreasonably withheld.

     8. Tenant, its agents, servants, or employees shall not bring into building or premises or keep on premises any dog, bird, or animal. Tenant, its agents, servants, or employees shall not bring into building or keep in premises any bicycle or other vehicle without the consent of Landlord.

     9. No additional locks shall be placed on any door in building without written consent of Landlord. Landlord will furnish two (2) keys to each lock on doors in the premises and Landlord, upon request of Tenant, shall provide additional duplicate keys, which, however, shall be provided at Tenant's expense. Landlord may at all times keep a pass key to premises. All keys shall be returned to Landlord promptly upon termination of this Lease.

     10. The standard building operating hours are as follows: The building will open at 7:00 AM and close at 10:30 PM on weekdays (excluding holidays) and open at 7:00 AM and close at 6:00 PM on Saturdays (excluding holidays). At all other times including holidays (New Year's, Mardi Gras, July 4th, Labor Day, Thanksgiving, Christmas Day, Good Friday, and other holidays observed by the majority of tenants in the building) the building will be closed.

     11. Heating, ventilating and air conditioning will be provided by Landlord from 7:00 AM to 7:00 PM on weekdays (excluding holidays) and 7:00 AM to l:00 PM on Saturdays (excluding holidays) only. The hours of operation can be extended on a per floor basis at Tenant's expense.

     12. Tenant, its agents, servants, and employees shall not permit the operation of any musical or sound producing instrument or any type of instrument or device which may be heard outside premises or building, or which may emanate electrical waves which will impair radio or television broadcasting or reception from or in building.

     13. No furniture, equipment, or similar articles shall be removed from building without a removal permit from Tenant designated authority.

     14. Tenant, its agents, servants, and employees shall, before leaving premises unattended, close and lock all doors and shut off all utilities; damage resulting from failure to do so shall be paid by Tenant.

     15. All plate and other glass now in premises which is broken through cause attributable to Tenant, its agents, or employees, shall be replaced by and at expense of Tenant.

     16. Tenant shall give Landlord prompt notice of all accidents to or defects in air conditioning equipment, plumbing, electric facilities or any part of appurtenance of premises.

     17. Tenant shall not place a load upon any floor of the building exceeding the floor load per square foot area which such floor was (and is) designed to carry, and which is allowed by law. Landlord reserves the right to prescribe the right and position of all safes and other heavy equipment.

     18. Tenant shall make no alterations (fixed or permanent), decorations, installations, additions, or improvements in or to the premises, without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord.

     19. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Landlord. No curtains, blinds, shades, or screens shall be attached to, hung in, or used in connection with any window or door of the premises without the prior written consent of Landlord. Such awnings, projections, curtain blinds, shades, screens, or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Landlord.

     20. Landlord will provide parking for tenants on an unassigned basis in the parking lot. Those sections reserved for visitors and loading zone will be restricted solely to those uses.

BUILDING STANDARD IMPROVEMENTS                       EXHIBIT "C"
------------------------------

Landlord shall furnish and install through Landlord's contractor the Building Standard Improvements for Tenant at Tenant's expense, less Landlord's allowance as per Lease, unless otherwise noted herein, in accordance with Tenant's Plans and Specifications subject to the approval of Landlord, as follows:

1.   PARTITIONS

     Partitions will be 3-1/2' nominal thickness consisting of 2-1/2", #25 ga. metal studs at 24" on center with 1 layer of 1/2" thick gypsum board from floor to 9'0" ceiling height attached to each side of studs and ceiling grid. Demising partition will extend above ceiling to structure above (12'9") and contain 1-1/2" thick sound batt insulation in stud cavity.

2.   DOORS, DOOR FRAMES AND HARDWARE

     Doors are to be 3'0" X 6'8" X 1-3/4" core particle door with select birch veneer, stained. Frames are to be 16 ga. pressed steel hollow frame, prime coated for final painting dark bronze. Standard hardware shall be 1-1/2 pair butts, lockset or latchset and doorstop; hardware sets have brushed chrome finish. Interior doors equipped with passage sets; corridor doors furnished with closer and lockset keyed to master key. Door stops provided for all doors.

3.   CEILING

     Landlord will furnish and install at own expense an exposed ceiling grid throughout and acoustical 2' X 4'-5/8" lay-in panels.

4.   ELECTRICAL

     (a) LIGHTING FIXTURES - Landlord will furnish and install at own expense 277 V recessed 2' X 4" ceiling mounted fluorescent fixtures.

     (b) ELECTRICAL OUTLETS - 120 V convenience duplex outlets for tenants to be wall mounted at standard height of 12". Floor outlets are not provided as building standard but Raceway Components, Big 2" can be installed at Tenant's expense.

     (c) TELEPHONE OUTLETS - Provisions for installation of telephone outlets to be wall mounted at standard height of 12"; standard outlet to be 1-gang with 1" EMT conduit terminated above ceiling and provide #14 ga. galvanized steel pull wire.

     (d) SWITCHES - Shall be quiet type; ivory color; plastic; mounting height of 48".

5.   HEATING, VENTILATING AND AIR CONDITIONING

     If any necessary modifications to Landlord's system design are required the expense is to be borne by Tenant. Landlord furnishes the following at Landlord's own expense:
     (a) COOLING - A central chilled water plant provides chilled water to a variable air volume system with thermostats and moduline units located throughout each floor as needed to maintain design conditions; pneumatic controlled, self-powered; thermostats actuated by ductwork air pressure. Building standard provides a limited number of moduline units and cooling thermostats, depending on floor size, horizontal distribution ductwork with spin-in fittings, and flexible ductwork.

     (b) HEATING - Heating is from central forced warm air, and utilizing lighting fixture heat, is provided along the building perimeter.

6.   PLUMBING

     Landlord will furnish and install men's and women's restrooms and one electric water cooler on each floor. Any supplemental plumbing requirements will be at Tenant's request and expense and subject to Landlord's approval.

7.   FLOOR COVERING

     Direct glue-down 28 oz. carpet throughout Leased Premises, excluding special use areas, with color and pile selection available from standard color range, and 4" resilient burnt umber cove base at all walls.

8.   WINDOW COVERING

     Building Standard Drapes on all exterior glass walls.

9.   WALL FINISHES

     Building Standard paint will be Sherwin Williams Interior Colors, any pastel color.

10.  FIRE PROTECTION

     Landlord will provide the following Building Standard at own expense:

     (a) Fire alarm, detection and communications systems in accordance with Building Code requirements at the time of construction.

     (b) Building  Standard  provides  1  fire extinguisher per 2500 square
     feet  on  each  floor.   Additional  fire  extinguishers,  as  may  be
     required, to be at Tenant's expense.

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

11.  DIRECTIONAL AND SUITE SIGNAGE

     Signage Building Standard graphics for Tenant's signage, directional signage and suite numbers by Landlord at own expense upon move-in. All changes thereafter shall be at Tenants' expense.

12.  SPECIAL DESIGN REQUIREMENTS

     All Tenant improvements must have Landlord's prior written approval and comply with all codes, rules and regulations of regulatory authorities. This includes special lighting, wiring, emergency exit lighting, etc., made necessary by Tenant's particular layout or design.

     Permanent additions to the Building to be performed by other than Landlord's contractor shall be subject to prior approval of Landlord and subsequent acceptance thereof by Landlord. Prior to acceptance Tenant shall furnish Tenant's Affidavit and/or Release of Liens from Tenant's contractors, subcontractors and/or suppliers or other proof of payment as Landlord may require.

13.  MISCELLANEOUS

     No credit will be allowed for omitted Building Standard items.

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JANITORIAL SPECIFICATIONS                             EXHIBIT "D"
-------------------------


The following janitorial work will be performed in the Tenant Premises between the hours of 6:00 PM to 10:00 PM, Monday through Friday, excluding holidays in accordance with the following schedule:

A.   DAILY
     -----

        1. Paper, paper clips, and all other debris to be removed from carpet, rugs, and other hard surface floor areas.

        2. Carpets (excluding rugs) to be spot cleaned as best possible of stains and spillage, and vacuumed. (It should be noted that continual spot cleaning will eventually wear and discolor carpet for which Janitorial Contractor and Landlord will have no responsibility.)

        3. Hard surface floor areas to be spot cleaned as best possible and and mopped with treated mop.

        4. Waste baskets and trash containers to be emptied and cleaned as needed. Plastic liners to be provided by Tenant.

        5.  Ashtrays to be emptied and wiped clean.

        6. Desks, chairs and all other office furniture to be dusted. Fabric covered furnishings will be brushed or vacuumed.

        8.  Glass desktops to be cleaned.

        9.  Partitions and door glass to be spot cleaned.

        10. Fingerprints and smudges to be removed as best possible from doors and walls. (It should be noted that continual cleaning of these areas will eventually wear and discolor paint and wall coverings for which Janitorial Contractor or Landlord will have no responsibility.)

        11. Clean and polish drinking fountains.

        12. Properly arrange furniture.


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B.   WEEKLY
     ------

        1. Furniture and furnishing (excluding upholstery) will be cleaned and polished.

        2.  Hard surface floor areas to be spray buffed.

        3.  Venetian  blinds,  windowsills,   baseboards,  moldings,  picture
            frames, doorframe ledges, and all other arms-length objects to be dusted.

        4.  Door and partition glass to be cleaned.


C.   QUARTERLY
     ---------

       1.  Hard surface floor areas to be stripped and rewaxed.

       2.  HVAC vents and grills to be dusted.

       3.  Above-arms-length objects to be dusted.


D.   SEMI-ANNUALLY
     -------------

      1.  Interior glass of exterior wall to be cleaned.

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